Exhibit 10.2
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

AMENDMENT No. 4 TO LETTER AGREEMENT DCT-015/2004

This Amendment No. 4 to Letter Agreement DCT-015/2004, dated as of April 13, 2005 (“Amendment No. 4”) relates to the Letter Agreement DCT-015/2004 (the “Letter Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 and which concerns the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”), as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 4 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 4 sets forth additional agreements between Embraer and Buyer relative to [*] the Aircraft scheduled for [*].

Except as otherwise provided for herein all terms of the Letter Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 4 that are not defined herein shall have the meaning given in the Letter Agreement. In the event of any conflict between this Amendment No. 4 and the Letter Agreement the terms, conditions and provisions of this Amendment No. 4 shall control.

WHEREAS, in connection with the Parties’ agreements with respect to certification and Mutual Support, the Parties have now agreed to amend the Letter Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	Aircraft [*]:

1.1	Notwithstanding the terms of the Purchase Agreement and Letter Agreement, Aircraft [*] scheduled for delivered in [*] (the "[*] Aircraft"), shall have the [*], and the [*] shall [*].

2.	[*]:

2.1	Embraer shall provide [*] for each of the [*] Aircraft and Embraer shall [*] for each [*] Aircraft.

2.2	The [*] will be [*] as follows: (i) the [*] and (ii) Buyer shall [*].

3. Miscellaneous: All other provisions of the Letter Agreement which have not been specifically amended or modified by this Amendment No. 4 shall remain valid in full force and effect without any change.

__________
* Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 4 to Letter Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.
/s/ Satoshi Yokata	/s/ Lars-Erik Arnell

Name: Satoshi Yokata Title: Executive Vice President Development and Industry	Name: Lars-Erik Arnell Title: Vice President

/s/ Flavio Rimoli	Date: April 13, 2005
Place: Indianapolis
Name: Flavio Rimoli Title: Sr. Vice President Airline Market Date: April 13, 2005 Place: Sao Jose Dos Campos, SP, Brazil

Witness: /s/ Carlos Martins Dutra	Witness: /s/ Jeffrey B. Jones

Name: Carlos Martins Dutra	Name: Jeffrey B. Jones